                             MIDLAND RESOURCES, INC.

                  1997 BOARD OF DIRECTORS STOCK INCENTIVE  PLAN

Section 1. General Purpose of Plan; Definitions.

     The name of this plan is the Midland Resources, Inc.1997 Board of Directors Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on February 25, 1997. The purpose of the Plan is to create an incentive to the Board of Directors, key employees and advisors, that is linked directly to increases in stockholder value as reflected in the trading price of the Company's common stock and will therefore inure to the benefit of all stockholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (1) Administration" means the Board and the Committee in accordance with
Section 2.

     (2) "Board" means the Board of Directors of the Company.

     (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (4) "Committee" means the Board.

     (5) "Company" means Midland Resources, Inc. a Texas corporation (or any successor corporation).

     (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

     (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

     (8) "Effective Date" shall mean the date provided pursuant to Section 11.

     (10) "Eligible Employee" means an officer, director, employee, consultant or advisor of the Company or any Subsidiary.

     (11) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, (A) if the Stock is publicly traded, the price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

     (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

     (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (15) "Participant" means any Eligible Employee, consultant or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

     (16) "Performance Share " means an award of shares of Stock pursuant to
Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

     (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

     (18) "Stock" means the common stock, no par value, of the Company.

     (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

     (20) "Stock Option " means any option to purchase shares of Stock granted pursuant to Section 5.

     (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Board or the Committee.

     Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock,
(d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

          (a) to select those Eligible Employees, consultants and advisors of the Company who shall be Participants;

          (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

          (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

     The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,235,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Am adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

     Members of the Board of Directors, officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or are in a position to contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each award.

SECTION 5. STOCK OPTIONS.

     Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan shall be Non-Qualified Stock Options.

     The Administrator shall have the authority to grant any Eligible Employee Non-Qualified Stock Options,(with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

     (1.) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant and shall not, in any event, be less than the par value (if any) of the Stock.

     (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

     (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, the exercisablity of any Stock Options granted hereunder, unless specifically stated otherwise, shall contain the following limitations on exercise, and any grant of Stock Options designated as Bonus Options shall become exercisable as stated in (iv) below:

(i) one-fourth (1/4) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $6.50 or more during three out of five consecutive trading days. The term "trades" means a transaction effected on NASDAQ or any recognized stock exchange on which the Company's stock is authorized for trading.

(ii) one-half (1/2) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $7.50 or more during three out of five consecutive trading days.

(iii) one-fourth (1/4) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $8.50 or more during three out of five consecutive trading days.

(iv) all (100%) Stock Options granted as Bonus Options to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $10.00 or more during three out of five consecutive trading days.

         (4) VESTING. Stock Options may contain provisions regarding the vesting of any right to exercise such option as shall be determined by the Administrator at grant.

         (5) METHOD OF EXERCISE. Subject to Sections 5(3) and (4) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the optionee, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

         The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. To the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

         (6) LOANS. The Company may not make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan.

         (7) NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (8) TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable option or award agreement, or as otherwise determined by the Administrator.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

         (1) GRANT AND EXERCISE.   Stock Appreciation Rights and Limited Stock
Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ('Related Rights'). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.

         A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

         A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.


         (2) TERMS AND CONDITIONS.   Stock Appreciation Rights shall be subject
to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

         (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

         (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Plight is being exercised, with the Administrator having the right to determine the form of payment.

         (c) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

         (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

         (e)Stock Appreciation Plights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

         (f) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Fight shall be exercisable more than ten years after the date such right is granted.

         (g) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

         (h) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

         (i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Fights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

         (j) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Fights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

         (k) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

         (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient.

         (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

         The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

         (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

         (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; PROVIDED, HOWEVER; that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

         (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; PROVIDED, HOWEVER; that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

         (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8. AMENDMENT AND TERMINATION.

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

         The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10. GENERAL PROVISIONS.

         (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

         (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. EFFECTIVE DATE OF PLAN.

         The Plan became effective (the "Effective Date") on February 25, 1997.

SECTION 12. TERMINATION OF PLAN.

         No Stock Option, Stock Appreciation Fight, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                   MIDLAND RESOURCES, INC.




                                   -------------------------------------------
                                   Deas H. Warley III, President

                                  Exhibit to
                              MIDLAND RESOURCES, INC.
                   1997 BOARD OF DIRECTORS STOCK INCENTIVE PLAN
                         Form of Option Granted Directors

                             MIDLAND RESOURCES, INC.
                             STOCK OPTION AGREEMENT

                              (STOCK OPTION ONLY)

     A Stock Option ("Option") is hereby granted by Midland Resources, Inc., a Texas corporation ("Company"), to the member of the Board of Directors named below ("Optionee"), for and with respect to common stock of the Company, $.001 par value per share ("Common Stock"), subject to the following terms and conditions:

1. TERMS OF OPTION. Subject to the provisions set forth herein and the terms and conditions of the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan ("Plan"), the terms of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee: an option to purchase from the Company the number of shares of Common Stock, ("Shares") at the purchase price per share, and with the terms, all as set forth below. At the time of exercise of the Option, payment of the purchase price must be made in cash, or if the committee ("Committee") of the Board of Directors of the Company charged with the administration of the Plan in its discretion agrees to so accept, then by the delivery to the Company of other Common Stock owned by Optionee, valued at its fair market value on the date of exercise, or in some combination of cash and such Common Stock so valued.

Name of Optionee:
Address:
Social Security No.:
Number of Shares
  Subject to Option:
Number of Shares
  Granted as Bonus Options:
Option Price Per Share:            $3.00
Date of Option Grant:              February 25, 1997
Expiration of Option:              March 1, 2002
Vesting :
     (i)      [            ] of the Shares subject to the Option shall vest and
     become exercisable once the price per share of the Company's common stock trades at $6.50 or more during three out of five consecutive trading days. The term "trades" means a transaction effected on NASDAQ or any recognized stock exchange on which the Company's stock is authorized for trading.

     (ii)     [            ] of the Shares subject to the Option shall vest and
     become exercisable once the price per share of the Company's common stock trades at $7.50 or more during three out of five consecutive trading days.

     (iii)    [           ] of the Shares subject to the Option shall vest and
     become exercisable once the price per share of the Company's common stock trades at $8.50 or more during three out of five consecutive trading days.

     (iv)     [           ] of the Shares subject to the Option granted as Bonus
     Options shall vest and become exercisable once the price per share of the Company's common stock trades at $10.00 or more during three out of five consecutive trading days.

     (v) Notwithstanding (i) through (iv) above, all Shares subject to the Option, including Bonus Options, shall vest and become exercisable upon a Change in Control, as defined herein.

2.   EXERCISE.

     A.  ACCEPTANCE.     The exercise of the Option is conditioned upon the
     acceptance by Optionee of the terms hereof as evidenced by his execution of this agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company no later than March 28, 1997.

     B. GENERAL EXERCISE RESTRICTIONS. Notwithstanding the vesting and exercisability set forth above, the exercise of the Option is further restricted as follows:

     (a)  No non Bonus Option Shares may be exercised prior to March  1, 1998;

     (b)  Up to [            ] of non Bonus Option Shares that have vested may
     be exercised at any time on and after March 1, 1998;

     (c)  Up to an additional [           ] of non Bonus Option Shares that have
     vested may be exercised at any time on and after March 1, 1999;

     (d)  Up to an additional [          ] of non Bonus Option Shares that have
     vested may be exercised at any time on and after March 1, 2000;

     (e)  Once the [          ] Bonus Option Shares have vested all such Bonus
     Option Shares  may be exercised at any time; and

     (f) Notwithstanding (a) through (e) above, there shall be no restriction on the exercise of all Shares subject to the Option, including Bonus Options, upon a Change in Control, as defined herein.

     C. EXERCISE RESTRICTIONS ON TERMINATION AS DIRECTOR. If Optionee's position as a director of the Company terminates due to the voluntary resignation of Optionee or Optionee's failure or refusal to stand for re-election, then the Options that have vested shall continue to be exercisable only in the manner and to the extent set forth in paragraph B above. Notwithstanding the limitations in paragraph B above, if Optionee's position as a director with the Company is terminated for any other reason including his disability or death, all vested Options shall immediately become exercisable.

     D. EXPIRATION OF OPTION ON TERMINATION AS DIRECTOR.    If Optionee's
     position as a director of the Company terminates due to the voluntary resignation of Optionee or Optionee's failure or refusal to stand for re-election, then the Option shall expire on the earlier of 90 days after such termination or the date the Option expires in accordance with its terms. If Optionee's position as a director with the Company is terminated for any other reason including his disability or death, the Option shall expire on the earlier of the first anniversary of such termination or the date the Option expires in accordance with its terms.

     E. EXERCISE OF VESTED SHARES ONLY AND TERMINATION OF UN-VESTED SHARES. During such 90 day or one year period referred to in paragraph D above, the Option may be exercised as provided herein by Optionee with respect to only that number of Shares which had vested on the date of any such termination and the Option shall be canceled with respect to all un-vested shares of Common Stock; provided that in the event Optionee shall die at a time when the Option, or any portion thereof is exercisable by him, the exercisable portion of the Option shall be exercisable in whole or in part during the applicable period set forth herein by a legatee or legatees of the Option under Optionee's will, or by his executors, personal representatives or distributees, with respect to the number of shares of Common Stock which Optionee could have purchased hereunder on the date of his death and the Option shall be canceled with respect to all remaining shares of Common Stock.



     F. NOTICE OF ELECTION TO EXERCISE. Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his personal representative in the event of Optionee's death, (I) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (ii) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the principal executive offices of the Company at least three business days prior to the exercise date.

     G. CHANGE IN CONTROL. The term " Change in Control" shall mean(i) if (A) Deas H. Warley III shall have beneficial ownership of fewer than 40% of the number of shares of Common Stock (on a fully diluted basis) beneficially owned by him on January 1, 1997, after taking into account any subdivision or combination of Common Stock, at any time prior to the first anniversary of the grant of this Option, or (B) at any time prior to the second anniversary of the grant of this Option Deas H. Warley III shall have beneficial ownership of fewer than 30% of the number of shares of Common Stock beneficially owned by him on January 1, 1997, after taking into account any subdivision or combination of Common Stock, (it being understood that Deas H. Warley III shall be deemed to have beneficial ownership of any shares held by any member of his immediate family or the trustee of any trust created for the benefit of any such family member), or
     (ii) the acquisition in one or more transactions of Common Stock by any Person or group (within the meaning of Section 13(d)(3) of the Exchange
     Act) together with any affiliate of such Person or member of such group of beneficial ownership, direct or indirect, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities or that amount of securities of the Company entitling such Person or group to elect a majority of the members of the board of directors of the Company, or (iii) the sale, transfer or other disposition in one or more transactions of all or substantially all of the assets of the Company or (iv) the merger or consolidation of the Company with or into another Person, other than a wholly-owned subsidiary of the Company or (v) the Company proceeds to acquire its Common Stock (or undertakes a corporate reorganization or recapitalization or other action) if the effect of such acquisition (or other action) would be either (1) to reduce substantially or to eliminate any public market for the shares of the Company's Common Stock or (2) to remove the Company from registration under the Securities Exchange Act of 1934 ("Exchange Act") or (3) to require the Company to make a filing under Section 13(e) of the Exchange Act or (4) to cause a delisting of the Company's Common Stock from the National Association of Securities Dealers, Inc. Automated Quotation System (unless such stock is delisted as a result of being listed on a national securities exchange) or to cause a delisting of the Company's Common Stock from a national securities exchange, or (vi) either the Company and/or one or more of the significant subsidiaries of the Company is materially or completely liquidated or is the subject of any voluntary or involuntary dissolution or winding up.


3. ASSIGNABILITY. The Option may be exercised only by Optionee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, be similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

4. STATUS AS SHAREHOLDERS. Neither Optionee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the purchase price for such shares shall have been paid in full and the shares issued.

5. SURRENDER OF AGREEMENT, NOTATION. In the event the Option shall be exercised in whole, this agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

6. ADMINISTRATIVE REGULATIONS. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

7. TEXAS LAWS. The Option and this agreement shall be construed, administrative and governed in all respects under and by the laws of the State of Texas.

8.  RESTRICTIONS.    SECURITIES LAW.  Neither the Option nor the Shares of
    Common Stock to be received upon the exercise thereof have at the date of grant been registered pursuant to the Securities Act of 1933, ("Securities Act") as amended or any state securities laws. The Shares issuable upon exercise of the Option may not be transferred, sold or otherwise disposed of without registration under the Securities Act and any applicable state security laws, or exemption therefrom. The Shares issuable upon the exercise of the Option will not be transferred on the records of the Company and new certificates issued unless evidence satisfactory to the Company is presented that such transfer will not be a violation of the Securities Act or any applicable state securities laws, and to evidence such restriction each certificate of Common Stock issued to Optionee shall bear the following or similar restrictive legend:

    "The shares represented by this certificate have not been registered under the Securities act of 1933, as amended, or the securities laws of any state, pursuant to one or more exemptions therefrom. Such shares may not be sold, transferred or otherwise disposed of in the absence of any such registration unless the Company is furnished with an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is exempt from registration under such laws."


               MIDLAND RESOURCES, INC



               By:
               Deas H. Warley III, President


    The undersigned hereby accepts the foregoing Option and the terms and conditions hereof.



                         ------------------------------------------